UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

Fulton Bancshares Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	33-85626	25-1598464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Lincoln Way East, McConnellsburg, Pennsylvania		17233
(Address of principal executive offices)		(Zip Code)

(717) 485-3144
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FULTON BANCSHARES CORPORATION

CURRENT REPORT ON FORM 8-K

Item 1.01.               Entry into a Material Definitive Agreement.

On January 23, 2006, Fulton Bancshares Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Franklin Financial Services Corporation (“Franklin”) pursuant to which the Company will merge with and into Franklin (the “Merger”) with Franklin being the surviving corporation in the Merger.  In connection with the Merger, the Company will also cause its wholly-owned subsidiary, Fulton County National Bank and Trust Company (“FCNB”), to merge with and into Franklin’s wholly-owned subsidiary, Farmers and Merchants Trust Company of Chambersburg (“F&M Trust”), (the “Bank Merger”) with F&M Trust being the surviving bank in the Bank Merger.  Additionally, pursuant to the terms of the Merger Agreement, two (2) persons designated by the Company’s board of directors shall be appointed to Franklin’s board.

Under the terms of the Merger Agreement, shareholders of the Company will have the right to elect to receive, for each share of the Company’s Common Stock they own: (1) 1.864 shares of validly issued, fully paid and nonassesable shares of Franklin’s Common Stock, or (2) $48.00 in cash.  The Company’s shareholders may elect all stock, all cash or a mix of stock and cash for their shares of the Company’s Common Stock.  Shareholder elections, however, will be subject to allocation procedures designed to ensure that the aggregate number of shares of Franklin Common Stock to be issued and the aggregate amount of cash to be paid shall not exceed 492,790 shares and $10,964,577.50 in cash.  Consummation of the Merger is subject to certain customary terms and conditions, including, but not limited to, receipt of various regulatory approvals and approval by the Company’s shareholders.

The foregoing summary of the terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed herewith as Exhibit 2.1 and is incorporated herein by this reference.

The press release announcing the proposed Merger is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Item 9.01                Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated January 23, 2006, by and between Franklin Financial Services Corporation and Fulton Bancshares Corporation. (Schedules and Exhibits are omitted pursuant to Regulation S-K Item 601(b)(2); Fulton agrees to furnish supplementally a copy of such schedules and/or exhibits to the SEC upon request).

99.1	Press Release dated January 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FULTON BANCSHARES CORPORATION.

Date: January 24, 2006	By:	/s/ George W. Millward
Title: Interim President and Chief Executive Officer